EQUITY	12 Months Ended
Dec. 31, 2025
Equity [abstract]
EQUITY	EQUITY
The partnership’s capital structure is comprised of five classes of partnership units: GP Units, LP Units, REUs, Special LP Unit and FV LTIP Units. In addition, the partnership issued Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 in the first quarter of 2019, Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 in the third quarter of 2019 and Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 in the first quarter of 2020 (collectively, “Preferred Equity Units”).

a)General and limited partnership units
GP Units entitle the holder to the right to govern the financial and operating policies of the partnership. The GP Units are entitled to a 1% general partnership interest.

LP Units entitle the holder to their proportionate share of distributions. Each LP Unit entitles the holder thereof to one vote for the purposes of any approval at a meeting of limited partners, provided that holders of the Redeemable/Exchangeable Partnership Units that are exchanged for LP Units will only be entitled to a maximum number of votes in respect of the Redeemable/Exchangeable Partnership Units equal to 49% of the total voting power of all outstanding units.

General Partnership Units
There were 138,875 GP Units outstanding at December 31, 2025, 2024 and 2023.

Limited Partnership Units
There were 410,493,281 LP Units outstanding at December 31, 2025, 351,213,678 at December 31, 2024 and 321,046,797 at December 31, 2023.

b)Units of the Operating Partnership held by Brookfield Corporation

Redeemable/Exchangeable Partnership Units
There were 727,328,582 Redeemable/Exchangeable Partnership Units outstanding at December 31, 2025, 621,406,758 at December 31, 2024 and 567,854,792 at December 31, 2023.

There were 6,147,901 Special LP Units outstanding at December 31, 2025, 6,147,901 at December 31, 2024 and 5,797,155 at December 31, 2023.

c)FV LTIP Units
The partnership issued FV LTIP units under the Brookfield Property L.P. FV LTIP Unit Plan to certain participants starting in 2019. Each outstanding FV LTIP Unit vests over a period of five years and is redeemable for LP Units or a cash payment subject to a conversion adjustment. There were 482,384 FV LTIP Units outstanding at December 31, 2025, 522,649 at December 31, 2024 and 772,537 at December 31, 2023.

d)Preferred Equity Units
During the year ended December 31, 2019, the partnership issued 7,360,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 at $25.00 per unit at a coupon rate of 6.50% and 10,000,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 at $25.00 per unit at a coupon rate of 6.375%. In total $722 million of gross proceeds were raised and $24 million in underwriting and issuance costs were incurred.

During the year ended December 31, 2020, the partnership issued 11,500,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 at $25.00 per unit at a coupon rate of 5.75%. In total $288 million of gross proceeds were raised and $9 million in underwriting and issuance costs were incurred. At December 31, 2025, Preferred Equity Units had a total carrying value of $699 million (December 31, 2024 - $699 million).
e)    Distributions
Distributions made to each class of partnership units, including units of subsidiaries that are exchangeable into LP Units, are as follows:

(US$ Millions, except per unit information) Years ended Dec. 31,	2025	2024	2023
Limited partners	$448	$452	$440
Holders of:
Redeemable/Exchangeable Partnership Units	793	799	781
Special LP Units	7	8	8
FV LTIP of the Operating Partnership	1	1	2
Total distributions	$1,249	$1,260	$1,231
Per unit(1)	$1.20	$1.34	$1.40
(1)Per unit outstanding on the record date for each.